UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported):  January 10, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On January 13, 2012, Level 3 Communications, Inc. (“Level 3”) and its wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $900,000,000 in aggregate principal amount of its 8.625% Senior Notes due 2020 (the “8.625% Senior Notes”). A portion of the net proceeds from the offering are being used to redeem all of Level 3 Financing’s outstanding 9.25% Senior Notes due 2014 in aggregate principal amount of $807 million.  The remaining proceeds constitute purchase money indebtedness under the existing indentures of Level 3 and Level 3 Financing and will be used solely to fund the cost of construction, installation, acquisition, lease, development or improvement of any Telecommunications/IS Assets (as defined in the existing indentures of Level 3 and Level 3 Financing), including the cash purchase price of any past, pending or future acquisitions.

The 8.625% Senior Notes are senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured obligations of Level 3 Financing. Level 3 has guaranteed the 8.625% Senior Notes on an unsecured basis. The 8.625% Senior Notes will mature on July 15, 2020. Interest on the Notes will be payable on January 15 and July 15 of each year, beginning on July 15, 2012.

The 8.625% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to January 15, 2016, at 100% of the principal amount of 8.625% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after January 15, 2016, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 8.625% Senior Notes if redeemed during the twelve months beginning (i) January 15, 2016  is 104.313%, (ii) January 15, 2017 is 102.156% and (iii) January 15, 2018 and thereafter is 100.000%.

At any time or from time to time on or prior to January 15, 2015, Level 3 Financing may redeem up to 35% of the original aggregate principal amount of the 8.625% Senior Notes at a redemption price equal to 108.625% of the principal amount of the 8.625% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 65% of the original aggregate principal amount of the 8.625% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 8.625% Senior Notes was not been registered under the Securities Act of 1933, as amended, and the 8.625% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 8.625% Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

On January 13, 2012, Level 3, Level 3 Financing and the initial purchasers of the 8.625% Senior Notes entered into a registration rights agreement (the “Registration Agreement”) regarding the 8.625% Senior Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

The Registration Agreement is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

On January 10, 2012, Level 3 issued a press release announcing Level 3 Financing’s plans to issue senior notes that will mature in 2020 in a proposed private offering to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

On January 10, 2012, Level 3 issued a press release announcing that Level 3 Financing agreed to sell $900 million aggregate principal amount of 8.625% Senior Notes in a private offering to qualified institutional buyers and to non-U.S. persons outside the United States under Regulation S.

That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.

On January 13, 2012, Level 3 Financing distributed a notice of redemption to holders of its 9.25% Senior Notes due 2014. The redemption of all Level 3 Financing’s outstanding 9.25% Senior Notes due 2014 is scheduled to occur on February 12, 2012.

On January 13, 2012, Level 3 issued a press release relating to the closing of Level 3 Financing’s private offering of $900 million aggregate principal amount of the 8.625% Senior Notes and the distribution by Level 3 Financing of a notice of redemption to holders of its 9.25% Senior Notes due 2014.

That press release is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                                 Indenture, dated as of January 13, 2012, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.625% Senior Notes due 2020 of Level 3 Financing, Inc.

4.2                                 Registration Agreement, dated as of January 13, 2012, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, relating to Level 3 Financing, Inc.’s 8.625% Senior Notes due 2020.

99.1                           Press Release, dated January 10, 2012, relating to the launching of the private offering of senior notes by Level 3 Financing, Inc.

99.2                           Press Release, dated January 10, 2012, relating to the pricing of the private offering of senior notes by Level 3 Financing, Inc.

99.3                           Press Release, dated January 13, 2012, relating to the closing of the private offering of senior notes and distribution of notice of redemption by Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date:  January 17, 2012

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of January 13, 2012, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.625% Senior Notes due 2020 of Level 3 Financing, Inc.

4.2

Registration Agreement, dated as of January 13, 2012, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, relating to Level 3 Financing, Inc.’s 8.625% Senior Notes due 2020.

99.1	Press Release, dated January 10, 2012, relating to the launching of the private offering of senior notes by Level 3 Financing, Inc.

99.2	Press Release, dated January 10, 2012, relating to the pricing of the private offering of senior notes by Level 3 Financing, Inc.

99.3	Press Release, dated January 13, 2012, relating to the closing of the private offering of senior notes and distribution of notice of redemption by Level 3 Financing, Inc.